UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

September 2, 2004

Date of report (Date of Earliest Event Reported)

PRECISION AUTO CARE, INC.

(Exact name of Registrant as specified in Its Charter)

VIRGINIA	0-29478	54-1847851
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

748 Miller Drive, S.E., Leesburg, Virginia 20175

(Address of principal executive offices and zip code)

(703) 777-9095

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

ITEM 8.01.    OTHER EVENTS.

Precision Auto Care, Inc. (PACI) announced today that through its subsidiary, Precision Franchising LLC, it had signed a master franchise agreement with senior executives of Hung Yue Holdings (Hong Kong) Co., Ltd. giving that firm’s affiliate, Precision Tune Auto Care (China) Company Limited, a license to open and operate at least 330 Precision Tune Auto Care (PTAC) car care centers in China over the next seven years.  PACI expects to earn two to three million in revenue over the next six to seven years from this agreement.

As of June 30, 2003, Precision Franchising LLC had 428 operating centers.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

c)              Exhibits

Exhibit No.	Description

99.1	Press Release Dated September 2, 2004

Cautionary Statement:  The statements in this Form 8-K contain forward-looking statements within the meaning of the Securities Act of 1933 or the Securities Exchange Act of 1934.  These statements are based on the Company’s current expectations, estimates and projections.  Statements that are not historical facts are forward-looking statements and typically are identified by words like “believe,” “anticipate,” “could,” “estimate,” “expect,” “intend,” “plan,” “project,” “will” and similar terms.  These statements are not guarantees of future performance, events or results and involve potential risks and uncertainties.  Accordingly, actual results may differ from current expectations, estimates and projections.  The Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.  Important factors that may impact the Company’s actual results include: (i) business conditions and the general economy; (ii) the federal, state and local regulatory environment; (iii) increased competitive pressure in the automotive after-market services business;  (iv) significant automotive technology advances;  (v) management’s ability to execute the Company’s business plan; (vi)  the Company’s ability to sell franchises in each state; and (vii) the ability of master franchisees, area developers, and franchisees to adapt the system to local competitive circumstances.  Additional information concerning risks and uncertainties that could cause actual results to differ materially from those projected or suggested may be found in the forward-looking statements in the Company’s filings with the Securities and Exchange Commission and in its Annual Report on Form 10-KSB for the year ended June 30, 2003.  The forward-looking statements contained in this Form 8-K represent the Company’s judgment as of the date of this Form 8-K, and you should not unduly rely on these statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRECISION AUTO CARE, INC.

Date: September 2, 2004	By:	/s/ ROBERT R. FALCONI
	Name:	Robert R. Falconi
	Title:	President and
Chief Operating Officer